Exhibit 99.7

Last Updated     1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
1999

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$33	$70	$130	$34	$267
2	Pinnacle West Energy	—	—	—	—	—
3	APS Energy Services	(2)	(2)	(2)	(3)	(9)
4	SunCor	1	3	—	2	6
5	El Dorado	—	—	—	11	11
6	Parent Company	(1)	(2)	(2)	—	(5)

7	Income From Continuing Operations	31	69	126	44	270
8a	Income Tax Benefit From Discontinued Operations	—	—	38	—	38
8b	Extraordinary Charge - Net of Income Tax	—	—	(140)	—	(140)

9	Net Income	$31	$69	$24	$44	$168

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED
10	Arizona Public Service	$0.38	$0.82	$1.52	$0.42	$3.14
11	Pinnacle West Energy	—	—	—	—	—
12	APS Energy Services	(0.02)	(0.02)	(0.02)	(0.05)	(0.11)
13	SunCor	0.01	0.03	(0.01)	0.03	0.07
14	El Dorado	—	—	—	0.13	0.14
15	Parent Company	(0.01)	(0.02)	(0.01)	—	(0.07)

16	Income From Continuing Operations	0.36	0.81	1.48	0.53	3.17
17a	Income Tax Benefit From Discontinued Operations	—	—	0.45	—	0.45
17b	Extraordinary Charge - Net of Income Tax	—	—	(1.65)	—	(1.65)

18	Net Income	$0.36	$0.81	$0.28	$0.53	$1.97

19	BOOK VALUE PER SHARE	$25.49	$25.58	$25.84	$26.00	$26.00
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	85,176	85,093	84,989	84,894	85,009
21	End of Period	84,645	84,771	84,735	84,750	84,750

See Glossary of Terms.	Page 1 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
1999

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	ELECTRIC OPERATING REVENUES
	(Dollars in Millions)
	REGULATED ELECTRICITY SEGMENT
	Retail
22	Residential	$157	$189	$295	$164	$805
23	Business	190	237	269	216	912

24	Total retail	347	426	564	380	1,717
	Wholesale revenue on delivered electricity
25	Traditional contracts	11	16	21	13	61
26	Retail load hedge management	—	—	108	—	108
27	Transmission for others	3	3	3	3	11
28	Other miscellaneous services	3	4	6	5	18

29	Total regulated electricity	364	449	702	401	1,915

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
30	Generation sales other than native load	7	6	6	11	30
31	Realized margins on electricity trading	4	(2)	5	3	10
32	Other delivered electricity (a)	17	22	45	27	111

33	Total delivered marketing and trading	28	26	56	41	151

	OTHER MARKETING AND TRADING
34	Realized margins on delivered commodities other than electricity (a)	(1)	—	(2)	5	2
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	—	—	—	—	—
36	Change in mark-to-market for future-period deliveries	—	6	(1)	(4)	1

37	Total other marketing and trading	(1)	6	(3)	1	3

38	Total marketing and trading	27	32	53	42	154

39	Total electric operating revenues	$391	$481	$755	$442	$2,069

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $0 million was transferred to “realized” for the total year 1999. Lines 31 and 34 include amounts totaling $0 million of realized revenues for the total year 1999.

See Glossary of Terms.	Page 2 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
1999

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	ELECTRIC SALES (GWH)
	REGULATED ELECTRICITY SEGMENT
	Retail sales
40	Residential	1,796	1,939	3,160	1,880	8,775
41	Business	2,665	3,239	3,464	2,932	12,300

42	Total sales	4,461	5,178	6,624	4,812	21,075
	Wholesale electricity delivered
43	Traditional contracts	309	351	441	321	1,422
44	Retail load hedge management	—	—	631	—	631

45	Total regulated electricity	4,770	5,529	7,696	5,133	23,128

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
46	Generation sales other than native load	348	254	171	494	1,267
47	Electricity trading	1,286	1,198	2,165	1,029	5,678
48	Other delivered electricity	902	1,192	2,937	1,664	6,695

49	Total delivered marketing and trading	2,536	2,644	5,273	3,187	13,640

50	Total electric sales	7,306	8,173	12,969	8,320	36,768

See Glossary of Terms.	Page 3 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
1999

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	MARKETING AND TRADING SEGMENT
	PRETAX GROSS MARGIN ANALYSIS
	(Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$2	$1	$2	$2	$7
52	Other electricity marketing and trading (a)	6	(2)	3	—	7

53	Total electricity	8	(1)	5	2	14
54	Other commodities (a)	(1)	—	(2)	6	3

55	Total realized margin	7	(1)	3	8	17

	Prior-period mark-to-market (gains) losses on contracts delivered during current period (a)
56	Electricity	—	—	—	—	—
57	Other commodities	—	—	—	—	—
58	Charge related to trading activities with Enron and its affiliates	—	—	—	—	—

59	Subtotal	—	—	—	—	—

60	Total current period effects	7	(1)	3	8	17

	Change in mark-to-market gains (losses) for future period deliveries
61	Electricity	(1)	4	(1)	—	2
62	Other commodities	1	2	—	(4)	(1)

63	Total future period effects	—	6	(1)	(4)	1

64	Total gross margin	$7	$5	$2	$4	$18

(a)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
1999

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	MARKETING AND TRADING SEGMENT
	PRETAX GROSS MARGIN ANALYSIS (continued)
	(Dollars in Millions)
	By Commodity Sold or Traded
65	Electricity	$7	$3	$4	$2	$16
66	Natural gas	(1)	—	—	1	—
67	Coal	—	—	—	—	—
68	Emission allowances	1	2	(2)	1	2
69	Other	—	—	—	—	—

70	Total gross margin	$7	$5	$2	$4	$18

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$—	$—	$—	$—	$—
72	Other marketing and trading	—	—	—	—	—
	APS
73	Generation sales other than native load	2	1	2	2	7
74	Other marketing and trading	5	4	—	2	11
	Pinnacle West Energy
75	Generation sales other than native load	—	—	—	—	—
76	Other marketing and trading	—	—	—	—	—
	APS ES
77	Other marketing and trading	—	—	—	—	—

78	Total gross margin before income taxes	$7	$5	$2	$4	$18

See Glossary of Terms.	Page 5 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
1999

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	717,540	713,259	717,204	731,092	719,774
80	Business	89,046	89,949	91,076	91,914	90,496

81	Total	806,586	803,208	808,280	823,006	810,270
82	Wholesale customers	67	67	71	73	70

83	Total customers	806,653	803,275	808,351	823,079	810,340

84	Customer Growth (% over prior year)	4.2%	4.3%	4.2%	4.0%	4.2%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	1,859	1,984	3,166	1,924	8,933
86	Business	2,669	3,280	3,461	2,893	12,303

87	Total	4,528	5,264	6,627	4,817	21,236

	RETAIL USAGE
	(KWh/Average Customer)
88	Residential	2,503	2,719	4,406	2,571	12,191
89	Business	29,928	36,009	38,034	31,899	135,918
	RETAIL USAGE - WEATHER NORMALIZED
	(KWh/Average Customer)
90	Residential	2,591	2,782	4,414	2,632	12,411
91	Business	29,973	36,465	38,001	31,475	135,951
	ELECTRICITY DEMAND (MW)
92	System peak demand	3,343	4,885	4,935	3,881	4,935

See Glossary of Terms.	Page 6 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
1999

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	2,295	2,080	2,397	2,077	8,849
94	Coal	2,677	2,764	3,230	3,204	11,875
95	Gas, oil and other	241	477	557	484	1,759

96	Total	5,213	5,321	6,184	5,765	22,483

	Purchased power
97	Firm load	170	753	1,470	87	2,480
98	Marketing and trading	2,189	2,390	5,734	2,693	13,006

99	Total	2,359	3,143	7,204	2,780	15,486

100	Total energy sources	7,572	8,464	13,388	8,545	37,969

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	98%	88%	100%	87%	93%
102	Coal	72%	74%	85%	85%	79%
103	Gas, oil and other	9%	18%	21%	18%	17%
104	System average	61%	61%	71%	66%	65%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	36	135	3	152	82
106	Coal	337	368	177	172	264
107	Gas	—	—	—	—	—
108	Total	373	503	180	324	345
109	Generation Fuel Cost ($/MWh)	$10.00	$10.96	$11.02	$11.33	$10.85

See Glossary of Terms.	Page 7 of 8

Last Updated	1/29/2004

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
1999

Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total Year

	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$21.57	$29.02	$38.46	$33.31	$30.59
111	SP15	$21.26	$27.17	$35.01	$33.84	$29.32
	Off-Peak
112	Palo Verde	$13.94	$15.33	$20.73	$22.26	$18.07
113	SP15	$13.68	$14.47	$20.60	$25.06	$18.45
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	71	1,312	2,353	589	4,325
115	Heating degree-days	459	112	—	359	930
116	Average humidity	34%	27%	40%	28%	32%
	10-Year Averages
117	Cooling degree-days	77	1,478	2,489	395	4,439
118	Heating degree-days	546	34	—	433	1,013
119	Average humidity	45%	25%	34%	40%	36%
	ECONOMIC INDICATORS
	Building Permits – Metro Phoenix (b)
120	Single-family	8,873	9,299	8,223	6,855	33,250
121	Multi-family	2,337	2,396	1,861	3,011	9,605

122	Total	11,210	11,695	10,084	9,866	42,855

	Arizona Job Growth (c)
123	Payroll job growth (% over prior year)	3.9%	4.4%	4.6%	4.2%	4.3%
124	Unemployment rate (%, seasonally adjusted)	4.4%	4.4%	4.3%	4.3%	4.4%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	Page 8 of 8